Annual Meeting of Stockholders

May 21, 2008

MFA

MORTGAGE INVESTMENTS, INC.

Forward Looking Statements

When used in this presentation or other written or oral communications, statements which are not historical in nature, including those containing words such as "believe," "expect," "anticipate," "estimate," "plan," "continue," "intend," "should," "may" or similar expressions, are intended to identify "forward-looking statements" for purposes of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and, as such, may involve known and unknown risks, uncertainties and assumptions.

These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, plans and objectives. Statements regarding the following subjects, among others, may be forward-looking: changes in the prepayment rates on the mortgage loans securing MFA's MBS; MFA's ability to borrow to finance its assets; changes in government regulations affecting MFA's business; MFA's ability to maintain its qualification as a REIT for federal income tax purposes; MFA's ability to maintain its exemption from registration under the Investment Company Act of 1940; and risks associated with investing in real estate assets, including changes in business conditions and the general economy. These and other risks, uncertainties and factors, including those described in the annual, quarterly and/or current reports that MFA files with the SEC, could cause MFA's actual results to differ materially from those projected in any forward-looking statements it makes.

These forward-looking statements are based on beliefs, assumptions and expectations of MFA's future performance, taking into account all information currently available. All forward-looking statements speak only as of the date on which they are made. New risks and uncertainties arise over time and it is not possible to predict those events or how they may affect MFA. Except as required by law, MFA is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

MFA
Mortgage Investments, Inc.

MFA provides attractive returns through appropriately leveraged investments in *high-quality* hybrid and adjustable-rate mortgage-backed securities

MFA Overview

MFA
Mortgage Investments, Inc.

- Proven Management and Investment Strategy
  - Strategically repositioned portfolio with appropriate leverage
  - Greater than 99% of assets are Agency MBS, AAA Rated MBS, related receivables and cash*
  - Hybrids and ARMs limit duration risk
- Significant Market Dislocation has Enhanced Investment Opportunities
  - Industry de-levering and reduced liquidity have dramatically increased spreads
  - ARM MBS continues to benefit from moderate prepayments
  - Yield curve retains positive slope

** As of March 31, 2008*

MFA
MORTGAGE INVESTMENTS, INC.

Yield Curve Is Steep


3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
-0.5%
-1.0%
Net Spreads
High: 2.15%
Low: (0.03%)
Average: 1.01%
1Q08: 0.90%
Mar-00
Sep-00
Mar-01
Sep-01
Mar-02
Sep-02
Mar-03
Sep-03
Mar-04
Sep-04
Mar-05
Sep-05
Mar-06
Sep-06
Mar-07
Sep-07
Mar-08
10 Yr Treasury - 2yr Treasury
Net Interest Spread

Source: Bloomberg

MFA
MORTGAGE INVESTMENTS, INC.

Increasing Net Interest Spread Continues to Drive Dividend Growth


$0.40
$0.30
$0.20
$0.10
$0.00
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
-0.50%
3/31/00
3/31/01
3/31/02
3/31/03
3/31/04
3/31/05
3/31/06
3/31/07
3/31/08
Dividends Paid
Net Interest Spread

Credit Quality Remains High*

- More than 99% of MFA's assets are Agency MBS, AAA rated MBS, related receivables and cash*
- Assets remain liquid and can be financed with multiple funding providers through repurchase agreements
- Currently maintain repurchase agreements with 16 total counterparties*


Other 0.1%
Non-Agency MBS Rated AAA 5.1%
Agency MBS
94.8%

*As of March 31, 2008

MFA
MORTGAGE INVESTMENTS, INC.

Strategy Built Around Hybrid and ARM MBS*

- After initial fixed term, coupons reset based on short-term interest rates
- Less price risk due to adjustability of coupon
- Repricing gap between assets and liabilities is approximately 12 months assuming a prepayment rate of 20% CPR*


Greater than 60 Months 17%
Within 12 Months 29%
37 to 60 Months 25%
13 to 24 Months 15%
25 to 36 Months 14%

*As of March 31, 2008

- Greater than 99% of MFA's assets are Agency MBS, AAA rated MBS, related receivables and cash*
- Strategically repositioned portfolio to maintain appropriate leverage and liquidity in current environment
- High spread investments currently available
- MFA can generate attractive returns with less leverage

As of March 31, 2008

MFA

Mortgage Investments, Inc.